Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of COUNTRY Mutual Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of COUNTRY Mutual Funds Trust for the period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the COUNTRY Mutual Funds Trust for the stated period.

/s/ Philip T. NelsonPhilip T. Nelson President, COUNTRY Mutual Funds Trust	/s/ Alan Dodds Alan Dodds Treasurer, COUNTRY Mutual Funds Trust
Dated: 8/24/2011	Dated: 8/24/2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by COUNTRY Mutual Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.